UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
June 11, 2013

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 COMMISSION FILE NUMBER	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4305 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement
(a)
On June 12, 2013, the Board of Frozen Food Express Industries, Inc., (the "Company") entered into the Third Amendment (the "Amendment") to the Rights Agreement (as defined below) with Registrar and Transfer Company, as Rights Agent. Pursuant to the Amendment, the term of the Rights Agreement, dated June 14, 2000 (as amended, the "Rights Agreement"), has been extended to June 13, 2016. Except as amended by the Amendment, the Rights Agreement remains in full force and effect.

ITEM 3.03.	Material Modification to Rights of Security Holders
(a)	The information included under Item 1.01 is incorporated herein by reference.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2013, the Compensation Committee of the Board of Directors of Frozen Food Express Industries, Inc. (the "Company") approved a retention bonus for Steve Stedman in connection with his recent appointment as Interim Chief Financial Officer and in light of his increased duties and responsibilities on an interim basis.  If Mr. Stedman remains employed by the Company on August 31, 2013, or such earlier time if his employment is terminated by the Company without cause, Mr. Stedman will be paid a bonus of $20,000.

On June 12, 2013, the Company executed a Separation Agreement and General Release (the "Agreement") with John McManama in connection with his separation of service as Senior Vice President and Chief Financial Officer on May 17, 2013.  Under the terms of the Agreement, Mr. McManama will receive a one-time lump sum payment of $185,625.  In exchange, Mr. McManama agrees to release the Company of any claims and not to solicit Company employees for a period of two years.

ITEM 9.01.	Financial Statements and Exhibits
(a)	Financial statements of business acquired.
Not applicable.
(b)	Pro-forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits
10.1
Third Amendment to the Rights Agreement, dated June 12, 2013, by and between the Registrant and Registrar and Transfer Company, as Rights Agent (filed as Exhibit 4.4 to Registrant's Form 8-A/A Amendment No. 2 filed on June 13, 2013 and incorporated herein by reference).

	10.2*	Separation Agreement and General Release, dated June 12, 2013, between the Registrant and John McManama.

* Filed herewith.

   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FROZEN FOOD EXPRESS INDUSTRIES, INC.
Dated: June 13, 2013	By:	/s/ Steven D. Stedman
Vice President, Interim Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Title
10.1
Third Amendment to the Rights Agreement, dated June 12, 2013, by and between the Registrant and Registrar and Transfer Company, as Rights Agent (filed as Exhibit 4.4 to Registrant's Form 8-A/A Amendment No. 2 filed on June 13, 2013 and incorporated herein by reference).

10.2*	Separation Agreement and General Release, dated June 12, 2013, between the Registrant and John McManama.

* Filed herewith.